Exhibit 99.1

[ZOLTEK logo]

FOR IMMEDIATE RELEASE
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                ZOLTEK COMPANIES, INC. PROMOTES ANDREW WHIPPLE
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                       TO BECOME CHIEF FINANCIAL OFFICER
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         ST. LOUIS, MISSOURI -- April 23, 2009 -- Zoltek Companies, Inc. today reported that it has appointed Andrew W. Whipple as its Chief Financial Officer. Mr. Whipple has served as Zoltek's Chief Accounting Officer since
May 2008.

         Zsolt Rumy, Zoltek's Chairman and CEO, commented, "In the year that Andy has been on board he has proven himself to be a real contributor with a strong technical and business background. He has successfully performed many challenging assignments, while strengthening our financial and accounting functions to meet increasingly complex external reporting obligations and to support our operational needs. We are pleased that we were able to fill the permanent CFO position internally with an individual who has earned the respect of our Board of Directors and employees. Andy's promotion is a logical step in the development of our management team to execute our growth strategy of commercializing low-cost carbon fibers."

         Prior to joining the Company, Mr. Whipple, age 45, served as Chief Financial Officer of E3 Biofuels from 2007 to 2008. From 1998 to 2007, he was employed by Digital Teleport, Inc. initially as Controller and later as Chief Financial Officer. After Digital Teleport was acquired by CenturyTel in 2003, he became Vice President of Operational Support. Mr. Whipple also was Senior Manager in the St. Louis office of Deloitte & Touche, LLP where he worked from 1993 to 1998. He is a Certified Public Accountant and earned a degree in accounting from Virginia Tech in 1985.

         Mr. Whipple succeeds Mr. Rumy who had served as Chief Financial Officer on an interim basis since May 2008.

                       FOR FURTHER INFORMATION CONTACT:
                                ZSOLT RUMY, CEO
                              3101 MCKELVEY ROAD
                              ST. LOUIS, MO 63044
                                (314) 291-5110

This press release contains certain statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "expect," "believe," "goal," "plan," "intend," "estimate," and similar expressions and variations thereof are intended to specifically identify forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of us, our directors and officers with respect to, among other things: (1) our financial prospects; (2) our growth strategy and operating strategy, including our focus on facilitating acceleration of the introduction and development of mass market applications for carbon fibers; (3) our current and expected future revenue; and (4) our ability to complete financing arrangements that are adequate to fund current operations and our long-term strategy.


[ZOLTEK logo]

Zoltek Companies, Inc. Promotes Andrew Whipple To Become Chief Financial
 Officer
Page 2
April 23, 2009
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This press release also contains statements that are based on the current expectations of our company. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. The factors that might cause such differences include, among others, our ability to: (1) penetrate existing, identified and emerging markets, including entering into new supply agreements with large volume customers for wind energy and other high volume commercial applications; (2) continue to improve efficiency at our manufacturing facilities on a timely and cost-effective basis to meet current order levels of carbon fibers; (3) successfully add new planned capacity for the production of carbon fiber and precursor raw materials and meet our obligations under long-term supply agreements; (4) maintain profitable operations; (5) increase our borrowing at acceptable costs; (6) manage changes in customers' forecasted requirements for our products; (7) continue investing in application and market development in a range of industries; (8) manufacture low-cost carbon fibers and profitably market them despite increases in raw material and energy costs; (9) successfully operate our Mexican facility to produce acrylic fiber precursor and add carbon fiber production lines; (10) resolve the pending non-public, fact-finding investigation being conducted by the Securities and Exchange Commission; (11) successfully continue operations at our Hungarian facility if natural gas supply disruptions recur; (12) successfully prosecute patent litigation; and (13) manage the risks identified under "Risk Factors" in our filings with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements.